UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Interstate North Circle SE
Atlanta, Georgia 30339
(770) 763-1000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2025, Assurant, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”), during which the Company’s stockholders approved certain amendments (the “Charter Amendments”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”; and, as so amended and restated, the “Restated Charter”). As further described in the Company’s definitive proxy statement filed on April 8, 2025 (the “Proxy”), the Charter Amendments (a) enable adoption of a stockholders’ right to call special meetings of stockholders (the “Special Meeting Charter Amendment”), (b) limit the liability of officers to the fullest extent permitted by the General Corporation Law of the State of Delaware and (c) implement certain other miscellaneous changes to update and modernize the Company’s Charter. The Charter Amendments became effective upon the filing of a Certificate of Amendment of Amended and Restated Certificate of Corporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 21, 2025.

On May 21, 2025, the Company also filed with the Secretary of State of the State of Delaware a Certificate of Elimination of 6.50% Series D Mandatory Convertible Preferred Stock of Assurant, Inc. (the “Certificate of Elimination”) to eliminate from the Company’s Charter all matters relating to the Certificate of Designations of 6.50% Series D Mandatory Convertible Preferred Stock (such series, the “MCPS”). All outstanding shares of MCPS have been converted into shares of common stock of the Company, and no MCPS were issued or outstanding at the time of filing the Certificate of Elimination. The Certificate of Elimination became effective upon filing.

On May 21, 2025, the Company also filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Charter”) that restated and integrated, but did not further amend, the Charter (as amended through the filing of the Certificate of Amendment and the Certificate of Elimination described above). The Restated Charter became effective upon filing.

In connection with the Charter Amendments, on May 21, 2025, the Board approved certain amendments (the “By-law Amendments”) to the Company’s Amended and Restated By-laws (as so amended and restated, the “Amended By-laws”), including to implement the Special Meeting Charter Amendment and to make other conforming or clarifying changes. As further described in the Proxy, the Amended By-laws provide, in part, that stockholders who own at least 25% of the voting power of the outstanding shares of common stock of the Company entitled to vote may request that the Board call a special meeting of stockholders. The Amended By-laws became effective on May 21, 2025.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, the Certificate of Elimination, the Restated Charter and the Amended By-laws, a copy of which is filed as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.4, respectively, and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on seven proposals. The final voting results were as follows:

Proposal 1: Elected the 10 nominees listed below to the Company’s Board of Directors to serve until the 2026 annual meeting of stockholders or until their respective successors have been elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elaine D. Rosen	44,282,112	1,442,060	35,329	2,597,457
Rajiv Basu	45,680,736	42,995	35,770	2,597,457
J. Braxton Carter	45,671,900	51,932	35,669	2,597,457
Keith W. Demmings	45,674,317	53,151	32,033	2,597,457
Harriet Edelman	45,687,060	35,201	37,240	2,597,457
Sari Granat	45,131,975	591,402	36,124	2,597,457
Debra J. Perry	45,648,838	41,308	69,355	2,597,457
Ognjen (Ogi) Redzic	45,669,004	54,891	35,606	2,597,457
Paul J. Reilly	43,864,351	1,859,346	35,804	2,597,457
Kevin M. Warren	45,667,997	55,061	36,443	2,597,457

Proposal 2: Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,171,796	3,174,014	11,148	N/A

Proposal 3: Approved, by non-binding advisory vote, the 2024 compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,799,282	1,857,911	102,308	2,597,457

Proposal 4: Approved amendments to the Company’s Amended and Restated Certificate of Incorporation to enable adoption of a stockholders’ right to call a special meeting of stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,795,958	252,991	1,710,552	2,597,457

Proposal 5: Approved amendments to the Company’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by law.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,901,274	3,818,732	39,495	2,597,457

Proposal 6: Approved amendments to the Company’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,660,833	46,574	52,094	2,597,457

Proposal 7: Disapproved a stockholder proposal entitled “Give shareholders the ability to call for a special shareholder meeting”.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,262,655	29,461,003	35,843	2,597,457

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Assurant, Inc., effective as of May 21, 2025.
3.2	Certificate of Elimination of 6.50% Series D Mandatory Convertible Preferred Stock of Assurant, Inc., effective as of May 21, 2025.
3.3	Restated Certificate of Incorporation of Assurant, Inc., effective as of May 21, 2025.
3.4	Amended and Restated By-laws of Assurant, Inc., effective as of May 21, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 23, 2025	By:	/s/ Jay Rosenblum
Name: Jay Rosenblum
Title: Executive Vice President, Chief Legal Officer